Exhibit 99.2

Fourth Quarter and Full Year 2012 Financial Results February 14, 2013 Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value

Notice To Investors This release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including our ability to achieve synergies and value creation contemplated by the merger with Credo, and our ability to promptly and effectively integrate Credo’s businesses. Other factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this news release to reflect the occurrence of events after the date of this news release. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Fourth Quarter and Full Year 2012 Financial Results Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 3

Net Income (Loss) Before Special Items Reflects Acceleration in Operating Results ($ in Millions, except per share data) Full Year 2012 Full Year 2011 Net Income, in accordance with GAAP $12.9 $7.2 Earnings Per Share $0.36 $0.20 Special items per share: Credo acquisition expenses $0.12 $ - Loss on extinguishment of debt 0.08 - Debt offering expenses - 0.06 Non-cash asset impairments - 0.82 Gain on sale of timberland - ($1.12) Total special items per share $0.20 ($0.24) Net income (loss) per share before special items* $0.56 ($0.04) Note: Year-end 2012 weighted average diluted shares outstanding were 35.5 million See footnotes on slide 42 for additional details regarding special items *These are Non-GAAP financial measures. Reconciliation between GAAP & Non-GAAP financial measures provided in tables following this presentation, and on company’s investor relations website 4

Accelerating Value Realization Drives Improved Segment Operating Results ($ in Millions) Full Year 2012 Full Year 2011 Segment Earnings (Loss): Real Estate $53.6 ($25.7) Mineral Resources 21.6 16.0 Fiber Resources 5.0 1.9 Total Segment Earnings (Loss) $80.2 ($7.8) 5 Note: See footnotes on slide 43 for additional details regarding segment earnings (loss) • FY 2011 real estate segment results include ($45.2) million in non-cash asset impairment charges principally related to acquisition of certain assets from CL Realty and TEMCO ventures

Accelerating Value Realization and Strategic and Disciplined Investments Drives Improved Operating Results ($ in Millions) 4th Quarter 2012 4th Quarter 2011 Net Income (Loss), in accordance with GAAP $10.0 ($22.9) Earnings (Loss) Per Share $0.28 ($0.65) Special items per share: Credo acquisition expenses $0.01 - Non-cash asset impairments - $0.82 Total Special Items per share $0.01 $0.82 Net income per share before special items* $0.29 $0.17 6 *These are Non-GAAP financial measures. Reconciliation between GAAP & Non-GAAP financial measures provided in tables following this presentation, and on company’s investor relations website Note: Q4 2012 weighted average diluted shares outstanding were 35.6 million See footnotes on slide 44 for additional details regarding special items

Accelerating Value Realization and Strategic and Disciplined Investments Drives Improved Operating Results ($ in Millions) 4th Quarter 2012 4th Quarter 2011 Segment Earnings (Loss): Real Estate $21.6 ($25.0) Mineral Resources 5.7 3.7 Fiber Resources 2.3 0.1 Total Segment Earnings (Loss) $29.6 ($21.2) Real estate non-cash asset impairment charges - $44.5 7 Note: See footnotes on slide 45 for additional details regarding segment earnings (loss)

Maintaining Financial Strength While Executing Growth Strategy * Other consolidated debt principally non-recourse to Forestar ($ in Millions) YE 2012 YE 2011 Credit Facility Borrowings $244 $130 Other Consolidated Debt* 50 92 Total Debt $294 $222 Total Debt / Total Capital 36% 30% Available Liquidity $159 $156 Forestar Leverage & Liquidity 2012 Significant Cash Transactions 8 Cash Debt Palisades West – sale 25% interest +$32 $ -- Light Farms venture - sale +25 (31) MF ventures - reimbursements +11 -- Broadstone - sale +30 (26) Las Brisas - sale +10 (28)* Total +$108 ($85) Accelerating value realization from sale of stabilized income producing properties and entitled real estate has generated almost $110 million in cash and over $85 million in debt reduction * Represents unconsolidated venture debt

Maintain Financial Strength and Ample Liquidity While Executing Growth Strategy • Maintain balance sheet strength • Reposition non-core real estate assets for reinvestment and debt reduction • Increase senior credit facility borrowing base through acquisitions and reserve additions to maximize liquidity • Maintain sufficient liquidity (> $100 million) for growth and investment • Attractive public debt markets may offer additional liquidity for growth and investment and better match asset duration * Represents total consolidated debt, based on YE 2012 outstanding. Assumes revolving credit facility maturity is extended one year under existing extension option. $0 $50 $100 $150 $200 $250 2013 2014 2015 2016 2017 Forestar Debt Maturity Schedule* 9

Fourth Quarter & Full Year 2012 Operating Highlights Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 10

($20) $0 $20 $40 $60 $80 $100 $120 $140 2008 2009 2010 2011 2012 2013 Est. 2014 Est. 2015 Est. Total Segment EBITDA ($ in millions) EBITDA Average = $34 million Execution of Triple in FOR Initiatives Putting EBITDA Points on the Board EBITDA Average = $120 million Note: EBITDA = Total segment earnings (loss) + depreciation + depletion and amortization Total Segment EBITDA is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website. 11 Multifamily Sales Lot Sales Commercial Tract Sales Income Producing Assets Lower Opex Lower Asset Impairments Oil Production Fiber Sales Oil Production Lot Sales First Four Years Second Four Years

Full Year 2012 Highlights Completed acquisition of CREDO Petroleum - $146MM equity purchase price Sold two stabilized multifamily communities for $97 million* Completed construction of Promesa multifamily community in Austin, TX Acquired two multifamily sites - Nashville, TN & Charlotte, NC Sold 1,365 residential lots, up 22% vs. 2011 – avg. pricing up almost 10% FOR share of total residential lot gross profit up 60% vs. 2011 Almost 1,340 lots under option contracts Sold nearly 494,000 tons of fiber 99% of available land leased for recreation OIL & GAS SINGLE-FAMILY FORESTAR TIMBERLAND MULTIFAMILY Oil production up over 144% vs. 2011 29 additional oil and gas wells; 936 producing wells at year-end Over 8,900 net mineral acres leased to E&P operators for ~$600 / acre *Includes ventures 12

Fourth Quarter 2012 Highlights



FORESTAR

Provided additional transparency and disclosure at investor conference
Repurchased almost 100,000 shares at an average price of $14.90/share

OIL & GAS

Oil production up 245% or 122,000 barrels vs. Q4 2011
Leased nearly 5,000 net mineral acres to E&P companies for ~$300 / acre
16 wells drilled, up 406 gross wells from Q4 2011(Credo acquisition)

MULTIFAMILY

Venture sold Las Brisas community - $8.2 million in earnings to Forestar
Completed construction of Promesa in Austin, TX
Acquired multifamily site in Charlotte, NC for ~$6 million

SINGLE-FAMILY

Sold 384 residential lots, up 24% vs. 2011 – average pricing up 34%
Sold 40 acres of commercial tracts for $208,300 acre
Sold almost 7,400 acres of undeveloped land for $14 million

TIMBERLAND

Sold 162,000 tons of fiber
Recreational leasing remains strong

13

Mineral Resources Fourth Quarter and Full Year 2012 Highlights Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 14

$16.0 $21.6 $6.8 $2.7 ($3.9) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2011 Oil & Gas Production Leasing & Delay Rentals Operating Expenses 2012 Segment Earnings Increased Oil Production Driving Improved Earnings $3.7 $2.5 $1.0 ($1.5) $5.7 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Q4 2011 Oil & Gas Production Leasing & Delay Rentals Operating Expenses Q4 2012 Segment Earnings Segment Earnings Reconciliation Q4 2011 vs. Q4 2012 Q4 2012 Highlights vs. Q4 2011: • Oil production up 245% or 122,000 barrels • Credo acquisition provided 116,500 barrels of oil production in Q4 2012 • Nearly 5,000 net mineral acres leased to E&P operators for almost $300 / acre • 16 additional wells completed FY 2012 Highlights vs. FY 2011: • Oil production up 144%, or 220,000 barrels • Leased 8,910 net mineral acres to E&P operators for ~$600 / acre • 29 additional wells completed; 936 producing wells • Investing in experienced and talented employees Segment Earnings Reconciliation FY 2011 vs. FY 2012 ($ in millions) ($ in millions) 15

Drilling & Production Growth Accelerating 16 Note: Includes Forestar’s share of equity method ventures 496 541 936 400 500 600 700 800 900 1,000 0 5 10 15 20 25 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Total Wells Wells Drilled Gross Total Wells Gross Wells Drilled Growth in Drilling Activity & Well Count* Q1 2011 – Q4 2012 * Royalty interest wells owned by third-party lessee / operator 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Oil Production (Bbls) FOR Share of Quarterly Oil Production* Q1 2011 – Q4 2012 Oil production from acquisition of Credo Petroleum

Forestar Preliminary Oil & Gas Reserves 17 2.4 3.0 1.9 5.6* FY 2010 FY 2011 FY 2012 MMBOE Forestar Proven Reserves (MMBOE) FOR Reserves Credo Reserves 25% 36% 57% 75% 64% 43% FY 2010 FY 2011 FY 2012 Natural Gas (BOE) Oil Forestar Proven Reserves % Oil (MMBOE) Note: Based upon preliminary YE 2012 oil and gas reserves * Excludes 0.7 million BOE of Probable and Possible reserves Note: MMBOE = million barrels of oil equivalent

Bakken / Three Forks Drilling Activity Accelerating Production and Reserve Growth Bakken / Three Forks Leasehold Interests Net Mineral Acres ~6,000 Average working interest 8.0% Potential Units 50 Total Potential Gross Wells 400 Avg. Well EUR* Assumption >500 Mboe Year-end 2012 Gross Wells Producing 35 Gross Wells Drilling 15 Add’l Wells Planned by YE 2013 54 *EUR represents ultimate economic recoveries per well **Represents proved developed producing wells 18 18 Bakken / Three Forks Proved Developed Producing Wells 0 10 20 30 40 50 60 70 80 Feb-10 Apr-10 Jun-10 Aug-10 Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Producing Wells 4 7 24 43

Bakken / Three Forks Production and Type Curves 19 Cumulative Mbo Produced 0 50,000 100,000 150,000 200,000 250,000 300,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 EUR Well Level IRR (Mbo) 600 57% 500 40% 400 24% Average Type Curve Credo acquisition underwriting and returns based on 500 Mbo per well Note: Average type curve production based upon initial 35 producing wells Cumulative Well Production From 35 Proved Developed Producing Wells

Kansas and Nebraska Represent Scalable Exploration Model with Solid Returns •122,000 net acres of leasehold interest •Acquired leasehold interest in 21,000 net mineral acres in Q4 2012 •Target formation: Lansing - Kansas City • Drilling costs: ~$500,000 / well •Attractive exploration success rate: ~40% •Meaningful reserves: 40,000 - 50,000+ BOE / well •Scalable exploration model Kansas & Nebraska Highlights Kansas & Nebraska Activity • 62 Producing Wells • 4 Wells Being Drilled • 86 Additional Wells Planned Note: Actual results may vary from illustrations Rate of Return 0% 50% 100% 150% 200% 250% 300% 350% 400% $50 $60 $70 $80 $90 $100 $110 $120 Well Returns at Various Oil Prices Oil Price ($ / Bbl) Single Well Cost = $0.8MM 41 MBoe EUR 20

2012 Mineral Activity Note: Wells owned by third-party lessee / operator Leasing: 8,910 acres leased ~$600 / acre Seismic Agreements: 127,000 acres of 3-D seismic received to generate prospects Lease Structure Benefits: Drilling requirements Horizontal and vertical Pugh clause Working interest options Over 8,900 net mineral acres leased in Louisiana & Texas* Significant Operators – Texas & Louisiana * Includes leases, seismic and exploration agreements Promoting Louisiana Exploration and Production Activity During 2012 21 Minerals Available For Lease Minerals Leased to Others Held By Production

2013 Capital Investment - Drilling Program Type State Formation Operation Wells Capital Exploration & Development North Dakota Bakken / Three Forks Non-Operated 54 $43.7 Kansas & Nebraska Lansing – Kansas City Operated & Non- Operated 82 14.5 Texas, Louisiana & Other Cleveland / Rodessa / Glenrose / James Lime Operated & Non-operated 18 12.9 Oklahoma Deese Sand Non-Operated 24 1.4 Total Exploration & Drilling 178 $72.5 Generating Production and Reserve Growth By Accelerating Investment in Bakken Wells ($ in millions) Note: Exploration and production investment excludes lease acquisition and geological and geophysical expenses

0 20 40 60 80 100 120 2012 2013 2014 Annual Capital Investment Annual Cash Flow 23 Well Positioned For Meaningful Production and Reserve Growth Annual Oil Production 23 Forestar Oil & Gas Highlights • 752,000 net mineral acres* • > 936 gross wells** • 394 working interest • 542 royalty interest • > 1 million BOE of annual production*** • 2013 Drilling & Completion Capex Target = $72.5 million 0 200,000 400,000 600,000 800,000 2008 2009 2010 2011 2012 2013 Est. Oil Production (Bbls) Forestar Credo Petroleum * Includes owned mineral interests, leasehold interests and overriding royalty interests ** Excludes 1,181 wells with overriding royalty interest *** Based upon annualized Q4 2012 production for Forestar and Credo Capital Investment vs. Cash Flow Note: Capital investment and annual cash flows at well level

Fiber Resources Fourth Quarter and Full Year 2012 Highlights Building Momentum Through Sustainable Harvests and Maximizing Recreational Lease Activity 24

Increased Harvest Activity Driving Improved Results $0.1 $0.2 ($0.1) $2.3 $2.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q4 2011 Fiber Sales Rec Leases & Other Revenues Operating Expenses Q4 2012 Segment Earnings Q4 2012 Highlights • Sold over 162,000 tons of fiber, up over 225% vs. Q4 2011 • Average fiber pricing $15.34 per ton, up over 42% vs. Q4 2011 • 99% of land leased for recreation ($ in millions) Segment Earnings Reconciliation Q4 2011 vs. Q4 2012 $1.9 $0.3 ($0.3) $5.0 $3.1 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 FY 2011 Fiber Sales Rec Leases & Other Revenues Operating Expenses FY 2012 Segment Earnings Segment Earnings Reconciliation FY 2011 vs. FY 2012 ($ in millions) FY 2012 Highlights • Sold almost 494,000 tons of fiber, up over 52% vs. 2011 • Average fiber pricing $12.82 per ton, up over 28% vs. 2011 • Strong recreational leasing activity 25

Real Estate Fourth Quarter and Full Year 2012 Highlights Building Momentum By Accelerating Lot Sales and Growing Net Asset Value through Strategic and Disciplined Investments 26

($8.9) ($0.9) ($25.0) $44.5 $7.3 $4.6 $21.6 ($30.0) ($20.0) ($10.0) $0.0 $10.0 $20.0 $30.0 $40.0 Q4 2011 Asset Impairment Reduction Residential & Commercial Sales Income Producing Properties Undeveloped Land Sales Opex Q4 2012 Real Estate – Accelerating Results Q4 2012 Highlights • Sold 384 residential lots, up 24% vs. Q4 2011 • Sold 40 commercial acres for approx. $208,300 /acre • Sold 7,400 acres of undeveloped land for $1,900/ acre • Venture sold Las Brisas multifamily community for $40.4 million - $10 million cash and $8.2 million in earnings to FOR Segment Earnings (Loss) Reconciliation Q4 2011 vs. Q4 2012 ($25.7) $45.2 $25.3 $16.0 $4.4 $2.0 ($13.6) $53.6 ($40.0) ($20.0) $0.0 $20.0 $40.0 $60.0 $80.0 FY 2011 Asset Impairment Reduction Gain on Asset Sales Residential & Commercial Sales Income Producing Properties Opex Undeveloped Land Sales FY 2012 FY 2012 Highlights • Sold 1,365 residential lots, up 22% vs. 2011 • FOR share of residential lot sales gross profit up 60% vs. 2011 • Acquired entire interest in 17 residential and mixeduse projects from CL Realty/TEMCO ventures • Sold two stabilized multifamily communities, Broadstone and Las Brisas – generating $18.4 million in earnings • Sold 9,330 acres of undeveloped land for $19 million through retail sales program Segment Earnings (Loss) Reconciliation FY 2011 vs. FY 2012 ($ in millions) ($ in millions) 27 Note: includes ventures

2011 - 2012 Strategic and Disciplined Investments Generating Near-Term Earnings and Cash Flow 28 28 ($ in millions) Full Year 2012 Community Investment Acquisition Date Ownership Market Original Invest. Cash Flow Earnings Galo Tract Q1 2011 100% San Antonio $7.9 $1.6 $1.4 Discovery Spring Trails* Q2 2011 100% Houston 21.1 5.5 3.3 Barrington-Kingwood Q3 2011 100% Houston 9.0 3.7 1.7 Trinity Village Q1 2012 100% Georgia 0.5 - (0.1) CL Realty & TEMCO** Q1 2012 100% Texas/GA 23.5 19.8*** 5.5 Willow Creek Farms Q3 2012 90% Houston 4.5 (0.3) (0.1) Lakes of Prosper Q4 2012 100% Houston 9.0 - - Impala Q4 2012 100% Georgia 1.4 - - Total Community Development Acquisitions $76.9 $30.3 $11.7 * Represents a loan secured by the Discovery at Springs Trail projects in Houston, TX ** Includes acquisition of remaining interest in 17 real estate projects from CL Realty and TEMCO ventures *** Note: includes $11 million of tax benefits in 2012

Note: MSA performance based on Employment, Gross Metropolitan Product (GMP) and House Price Index Source: Brookings Institute- December 2012 Salt Lake City 1 - $1 Oakland 1 - $9 Strongest Quartile Weakest Quartile Los Angeles 2 - $15 Kansas City 1 - $3 Tampa 3 - $3 Atlanta 33 - $87 San Antonio 4 - $87 Projects and investment as of Q4 2012; includes ventures TEXAS 49 - $373 Texas Markets Represent Over 70% of our Investment in Real Estate Denver 5 - $24 Austin 15 - $118 Dallas/Ft. Worth 15 - $83 Gulf Coast 4 - $35 Houston 11 - $50 Nashville 1 - $12 Note: $ in millions Charlotte 1 - $6 29

30 Note: Includes ventures 804 $0 $10,000 $20,000 $30,000 $40,000 $50,000 2008 2009 2010 2011 2012 Avg. Lot Margin Forestar Lot Sales U.S. Single-Family Starts Avg. Lot Margin 1,365 Annual Lot Sales 1,117 642 1,060 500 1,000 1,500 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q112 Q212 Q312 Q412 Residential Lots Developed Lots Lots Under Development 2006 Peak Sales = 3,600 lots Residential Lots Under Option Contracts Q4 2010 – Q4 2012 Annual Lot Sales & Avg. Lot Margin Residential Lot Sales Building Momentum

Accelerating Value Realization of Stabilized Multifamily Communities 2012 Multifamily Sales Key Metrics ($ in millions) Development Cost $87 FOR Equity $31 Project Debt $55 Net Operating Income (NOI)* $5.7 Sales Price @ 5.9% cap rate $97 Forestar Cash From Sales $40 Forestar Equity 31 Net Cash Flows - Life of Projects 13 GAAP Net Income - Life of Projects $13 IRR 17% *Based upon annualized YTD Q2 2012 results Las Brisas – Austin, TX Broadstone Memorial – Houston, TX 31

Increasing Multifamily Pipeline Through Acquisition of Attractive Development Site in Charlotte Charlotte site acquired for ~$6 million Located just outside downtown core, close to premier South End entertainment area Close to major employers and directly across street from largest hospital Product: 200-250 unit Class A luxury multifamily project Target: late-2014 construction with units to begin leasing in Q4 2015 Market Statistics: Charlotte U.S. Unemployment Rate 8.9% 7.8% Job Growth 2.2% 0.1% Occupancy Rate 95% 95% Rent Growth 5% 3% Site Vanderbilt University 32 Charlotte, NC Multifamily Site Locator Map Charlotte Multifamily Development Rendering

Building Solid Pipeline of Development Properties (Proforma) Proforma Project Cash Flows Proforma Forestar Cash Flows Project Date Sale Price Cost Cash From Sale Total Debt FOR Equity FOR Total Cash Cash Multiple* WHOLLY-OWNED Promesa - Austin 2013 $40 – 45 ($33) $7 – 12 $20 $13 $23 1.8x VENTURES Eleven - Austin 2015 55 – 60 (40) 15 – 20 24 4 12 3.0x 360 - Denver 2015 65 – 70 (49) 16 – 21 32 4 11 2.8x Total Estimate $160 – 175 ($122) $38 – 53 $76 $21 $46 2.2x ($ in millions) * Cash multiples include fees 33 Site Pipeline Ownership Units Occupancy Target Completion Target Stabilization Westmont - Nashville, TN -- 324 -- Q4 2014 Q4 2015 Charlotte, NC -- 200 - 250 -- Q4 2014 Q4 2015 Dallas, TX -- -- -- -- --

Fourth Quarter and Full Year 2012 Triple in FOR Initiatives Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 34

Our Focus: Triple In FOR Initiatives 2012 Activity Focus on Accelerating Value Realization Triple Residential Lot Sales • Lot sales up over 22% vs. 2011 •Oil production up over 144% vs. 2011 • Total segment earnings up over $80 million vs. 2011 • Sold two stabilized multifamily projects, generating approximately $40 million in cash flow Triple Oil & Gas Production (Mcfe) Triple Total Segment EBITDA Optimize Transparency & Disclosure Expand Reported Oil and Gas Resource Potential • Acquisition of CREDO Petroleum expands Forestar’s ability to report oil and gas reserve categories • Additional disclosures on Dec. 2012 investor day • Excel-based financial/operational metrics on website Additional Transparency on Water Interests Report Corporate Sustainability Results Raise NAV Through Strategic and Disciplined Investments Growth Opportunities which Prove Up Net Asset Value and Exceed Return Requirements • Completed acquisition of CREDO Petroleum • Closed multifamily venture Eleven - Austin • Closed multifamily venture 360° - Denver • $3.3 million in earnings from loan secured by Discovery at Spring Trails project in Houston Accelerate Participation in Oil & Gas Working Interests Develop Low-Capital, High-Return Multifamily Business 35

Optimizing Transparency & Disclosure



Initiative	Accomplishments
Optimize Transparency & Disclosure	✓ Quarterly conference calls and webcasts ✓ New corporate web site Q2 2012 ✓ Excel based quarterly financials and key performance metrics available for download on website ✓ Additional historical segment data available for download to assist in evaluating FOR at YE 2012

Undeveloped Land Disclosure Example

Assets	State	County	Market	Ownership	Acres	Investment Basis		(2008 - 2012) Historical Sales Low		High
								($ per acre)		
Undeveloped Land										
	Georgia & Alabama	Various	Various	100%	95,350	$ 55,274,062		$ 1,500	-	$ 2,200
	Ironstob Venture*	Paulding	Paulding	50%	16,000	$ 1,648,052	**	$ 1,500	-	$ 2,200
Total Undeveloped Land					**111,350**	**$ 56,922,114**		**$ 1,500**	-	**$ 2,200**
Land in Entitlement										
	California	Los Angeles	Los Angeles	100%	730	$ 14,440,030		$ 1,500	-	$ 2,200
	Georgia	Various	Atlanta	100%	23,010	$ 19,811,697		$ 1,500	-	$ 2,200
	Texas	Various	Houston	100%	3,850	$ 2,778,631		$ 1,500	-	$ 2,200
Total Land in Entitlement					**27,590**	**$ 37,030,358**		**$ 1,500**	-	**$ 2,200**

* Represents low-cost option to acquire approximately 16,000 acres

** Investment associated with approximately 1,200 acres

Wholly-Owned Residential Disclosure Example

Assets	State	Market	Ownership	Total Acres	Investment Basis	Vacant Developed Lots	Lots To Be Developed	2008-2012 Average Lot Sales
								(Price/lot)
Residential Real Estate Projects - Entitled, Developed & Under Development								
Wholly-Owned								
	Colorado	Denver	100%	800	$ 21,289,552	3	1,207	$ 22,000
	Texas							
		Austin	100%	2,037	$ 57,673,733	223	1,320	$ 45,000
		Dallas/Fort Worth	100%	1,227	$ 52,143,153	637	2,846	$ 50,000
		Houston	100%	291	$ 13,917,389	168	831	$ 43,000
		San Antonio	100%	868	$ 51,250,254	333	970	$ 67,000
			100%	4,423	$ 174,984,529	1,361	5,967	$ 52,000

36

Accelerating Value Realization Through Increased Oil Production 0 250,000 500,000 750,000 1,000,000 2010 2011 2012 2013 Est Triple In FOR Avg. Oil Production (Bbls) Forestar’s Share of Total Oil Production 2010 – 2013 Est. Minerals Resources Initiatives Establish operating platform: Acquired Credo Petroleum - providing foundation for future growth and investment Improves ability to report additional reserve categories Grow production and reserves through increased working interest investments Accelerate marketing and promotion of minerals through development of prospects 37

642 1,365 2008 2009 2010 2011 2012 2013 Est. Triple in FOR Avg. Forestar Lot Sales Avg. Lot Margin Accelerating Value Realization Through Increased Residential Lot Sales U.S. Single-Family Starts Residential Lot Sales & Average Margin Community Development Initiatives Continue increasing lot sales and margin Execute opportunistic acquisitions and invest in well located communities Reposition non-core real estate assets 38 Forestar Real Estate Sales Activity (Excluding Undeveloped Land Sales) Note: Includes consolidated ventures $48 $66 $101 $0 $50 $100 $150 $200 2010 2011 2012 2013 Estimate Income Producing Residential Lots Residential Tracts Multifamily Commercial Tracts Avg. Lot Profit

($20) $0 $20 $40 $60 $80 $100 $120 $140 2008 2009 2010 2011 2012 2013 Est. 2014 Est. 2015 Est. Total Segment EBITDA ($ in millions) EBITDA Average = $34 million Execution of Triple in FOR Initiatives Putting EBITDA Points on the Board EBITDA Average = $120 million Note: EBITDA = Total segment earnings (loss) + depreciation + depletion and amortization Total Segment EBITDA is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website. 39 Multifamily Sales Lot Sales Commercial Tract Sales Income Producing Assets Lower Opex Lower Asset Impairments Oil Production Fiber Sales Oil Production Lot Sales First Four Years Second Four Years

For questions, please contact: Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 40 Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com

Fourth Quarter and FY 2012 Appendix - Financial Footnotes - Segment KPI’s - Oil & Gas Reserves - Reconciliation of Non-GAAP Financial Measures Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 41

Net Income (Loss) Before Special Items Reflects Acceleration in Operating Results ($ in Millions, except per share data) FY 2012 FY 2011 Net Income, in accordance with GAAP $12.9 $7.2 Earnings Per Share $0.36 $0.20 Special items per share: Credo acquisition expenses $0.12 $ - Loss on extinguishment of debt 0.08 - Debt offering expenses - 0.06 Non-cash asset impairments - 0.82 Gain on sale of timberland - ($1.12) Total special items per share $0.20 ($0.24) Net income (loss) per share before special items* $0.56 ($0.04) Note: Year-end 2012 weighted average diluted shares outstanding were 35.5 million • FY 2012 results include after-tax expenses of ($4.1) million, or ($0.12) per share, associated with acquisition of CREDO Petroleum • FY 2012 results include after-tax loss of ($2.9) million, or ($0.08) per share, from loss on extinguishment of debt related to amendment and extension of our term loan • FY 2011 results include after-tax loss of ($2.1) million or ($0.06) per share, associated with a proposed private debt offering that we withdrew as a result of deterioration of terms available to us in the credit markets • FY 2011 results include after-tax loss of ($29.4) million or ($0.82) per share principally related to non-cash asset impairments associated with entering into agreements to acquire certain assets from CL Realty and TEMCO ventures • FY 2011 results include an after-tax gain of $40.2 million, or $1.12 per share, from sale of 57,000 acres of timberland *These are Non-GAAP financial measures. Reconciliation between GAAP & Non-GAAP financial measures provided in tables following this presentation, and on company’s investor relations website 42

Accelerating Value Realization Drives Improved Segment Operating Results ($ in Millions) Full Year 2012 Full Year 2011 Segment Earnings (Loss): Real Estate $53.6 ($25.7) Mineral Resources 21.6 16.0 Fiber Resources 5.0 1.9 Total Segment Earnings (Loss) $80.2 ($7.8) • FY 2012 real estate segment results include: • $11.7 million gain associated with the sale of our 25% interest in Palisades West • $10.2 million in earnings associated with sale of Broadstone Memorial in Houston • $8.2 million in earnings associated with venture’s sale of Las Brisas multifamily community in Austin • $3.4 million gain on sale of 800 acres from Light Farms venture • FY 2011 real estate segment results include ($45.2) million in non-cash asset impairment charges principally related to acquisition of certain assets from CL Realty and TEMCO ventures 43

Accelerating Value Realization and Strategic and Disciplined Investments Drives Improved Operating Results ($ in Millions) 4th Quarter 2012 4th Quarter 2011 Net Income (Loss), in accordance with GAAP $10.0 ($22.9) Earnings (Loss) Per Share $0.28 ($0.65) Special items per share: Credo acquisition expenses $0.01 - Non-cash asset impairments - $0.82 Total Special Items per share $0.01 $0.82 Net income per share before special items* $0.29 $0.17 • Fourth quarter 2012 results include after-tax expenses of approximately ($0.4 million), or ($0.01) per share, associated with the acquisition of CREDO Petroleum Corporation •Q4 2011 real estate segment results include ($44.5) million in non-cash asset impairment charges principally related to acquisition of entire interest in 17 real estate projects from CL Realty and TEMCO ventures 44 *These are Non-GAAP financial measures. Reconciliation between GAAP & Non-GAAP financial measures provided in tables following this presentation, and on company’s investor relations website

Accelerating Value Realization and Strategic and Disciplined Investments Drives Improved Operating Results ($ in Millions) 4th Quarter 2012 4th Quarter 2011 Segment Earnings (Loss): Real Estate $21.6 ($25.0) Mineral Resources 5.7 3.7 Fiber Resources 2.3 0.1 Total Segment Earnings (Loss) $29.6 ($21.2) • Q4 2012 real estate segment results include $8.2 million in earnings associated with venture’s sale of Las Brisas multifamily community • Q4 2012 real estate segment results include sale of over 7,300 acres of timberland for approx. $14.0 million • Q4 2012 mineral resources segment results include $2.0 million in earnings associated with acquisition of Credo • Q4 2011 real estate segment results include ($44.5) million in non-cash asset impairment charges principally related to acquisition of certain assets from CL Realty and TEMCO ventures • Q4 2011 real estate segment results include sale of 13,200 acres of timberland for about $30.4 million 45

Q4 2012 Q4 2011 FY 2012 FY 2011 Leasing Activity Net Fee Acres Leased 5,000 320 8,900 8,100 Avg. Bonus / Acre $300 $60 $600 $280 Total Oil and Gas Interests* Oil Produced (Barrels) 171,500 49,700 371,300 151,900 Average Price / Barrel $80.36 $102.19 $85.09 $96.84 Natural Gas Produced (MMCF) 689.9 373.6 1,989.0 1,622.0 Average Price / MCF $2.89 $3.93 $2.71 $3.95 Total BOE 286,500 112,000 702,800 422,200 Average Price / BOE $55.07 $58.50 $52.61 $50.02 Segment Revenues ($ in Millions) $17.2 $6.8 $44.2 $24.6 Segment Earnings ($ in Millions)** $5.7 $3.7 $21.6 $16.0 Producing Wells* (end of period) 936 530 936 530 * Includes our share of venture production: 74 MMCf & 321 MMcf in Q4 2012 and FY2012; 95 MMCf and 493 MMcf in Q4 2011 and FY 2011 ** Note: Segment results include costs associated with the development of our water initiatives: $1.7 million in Q4 2012; $1.0 million in Q4 2011; $5.0 million in FY2012 and $3.8 million in FY2011 46 46 Mineral Resources Segment KPI’s

Q4 2012 Q4 2011 FY 2012 FY 2011 Residential Lot Sales Lots Sold 384 309 1,365 1,117 Average Price / Lot $58,100 $43,300 $52,000 $47,400 Gross Profit / Lot $23,500 $15,200 $19,500 $17,500 Commercial Tract Sales Acres Sold 40 2 95 26 Average Price / Acre $208,300 $547,200 $130,800 $193,700 Land Sales Acres Sold 7,370 13,200 9,330 17,150 Average Price / Acre $1,900 $2,300 $2,100 $2,400 Segment Revenues ($ in Millions) $48.4 $46.4 $120.1 $106.2 Segment Earnings (Loss) ($ in Millions) $21.6 ($25.0) $53.6 ($25.7) * Full year 2012 results include $10.2 million gain on sale of Broadstone Memorial multifamily community, $8.2 million in earnings from venture’s sale of Las Brisas multifamily community and $11.7 million gain from the sale of 25% interest in Palisades West ** Q4 2011 results include non cash asset impairment charges of ($44.5) million and also include the sale of 13,200 acres of land for approximately $30.4 million. Full year 2011 results include non-cash impairment charges of ($45.2) million ($3.4) million in charges principally related to environmental remediation at our San Joaquin River project near Antioch, CA. Note: Includes ventures 47 ** ** Real Estate Segment KPI’s

48 Q4 2012 Q4 2011 FY 2012 FY 2011 Fiber Sales Pulpwood Tons Sold 105,000 44,100 370,200 266,200 Average Pulpwood Price / Ton $10.65 $9.31 $9.83 $8.69 Sawtimber Tons Sold 57,000 5,600 123,700 56,800 Average Sawtimber Price / Ton $23.98 $22.17 $21.77 $16.13 Total Tons Sold 162,000 49,700 493,900 323,000 Average Price / Ton $15.34 $10.76 $12.82 $10.00 Recreational Leases Average Acres Leased 128,200 139,300 129,800 174,500 Average Lease Rate / Acre $8.36 $8.83 $8.73 $8.80 Segment Revenues ($ in Millions) $3.0 $0.9 $8.3 $4.8 Segment Earnings ($ in Millions) $2.3 $0.1 $5.0 $1.9 48 Fiber Resources Segment KPI’s

49 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) Forestar’s Net Income and Earnings Per Share (EPS) excluding special items for the years ended December 31, 2012 and 2011 are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Net Income and EPS is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Fourth Quarter Full Year ($ in millions, except per share amounts) 2012 2011 2012 2011 Net income (loss), after-tax, in accordance with GAAP $10.0 ($22.9) $12.9 $7.2 Special items, after-tax Credo acquisition expenses 0.4 - 4.1 - Loss on extinguishment of debt - - 2.9 - Debt offering expenses - 2.1 Non-cash asset impairments - 28.9 - 29.4 Gain on sale of timberland - -40.2) Total special items, after-tax 0.4 28.9 $7.0 (8.7) Net income, after-tax, excluding special items $10.4 $6.0 $19.9 ($1.5) Net income (loss) per share, in accordance with GAAP $0.28 ($0.65) $0.36 $0.20 Special items, after-tax, per diluted share Credo acquisition expenses 0.01 0.12 Loss on extinguishment of debt 0.08 Debt offering expenses 0.06 Non-cash asset impairments 0.82 0.82 Gain on sale of timberland (1.12) Total special items, after-tax 0.01 $0.82 $0.20 ($0.24) Net income per share, excluding special items $0.29 $0.17 $0.56 ($0.04) Average basic shares outstanding 35.2 35.2 35.2 35.4 Average diluted shares outstanding 35.6 35.2 35.5 35.8

50 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) Forestar’s Total Segment EBITDA for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Total Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Full Year ($ in millions, except per share amounts) 2012 2011 2010 2009 2008 Total Segment Earnings (loss), in accordance with GAAP $80.2 ($7.8) $23.2 $45.2 $62.0 Non-cash items, pre-tax Depreciation, Depletion & Amortization 10.6 7.1 5.0 5.5 5.1 Total Segment EBITDA $90.8 ($0.7) $28.2 $50.7 $67.1

For questions, please contact: Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 51